UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2008
Date of Report (Date of earliest event reported)

BALD EAGLE ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52565	72-1619354
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2911 Turtle Creek Blvd, Suite 300
Dallas, TX		75219
(Address of principal executive offices)		(Zip Code)

(214) 599-8380
Registrant's telephone number, including area code

COLUMBUS VENTURES INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective July 21, 2008, Columbus Ventures Inc. (the “Company”) amended its Articles of Incorporation to change its name from “Columbus Ventures Inc.” to “Bald Eagle Energy Inc.” (the “Name Change”). The Company changed its name in order to more accurately reflect its current business activities, being the acquisition and exploration of oil and natural gas properties and prospects.

SECTION 7 – REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

As a result of the Name Change, our Over-The-Counter Bulletin Board symbol changed to “BEEI” effective as of July 21, 2008.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to Articles of Incorporation – Name Change from Columbus Ventures Inc. to Bald Eagle Energy Inc. effective July 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALD EAGLE ENERGY INC.
Date: July 25, 2008

	By:	/s/ Alvaro Vollmers

Alvaro Vollmers
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer